UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 28, 2024, OPKO Health, Inc., (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).  Below is a summary of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting and the corresponding votes.

1. All eleven nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Against	Abstain	Broker Non-Votes
Phillip Frost, M.D.	417,952,041	22,474,563	6,171,466	84,699,761
Jane H. Hsiao, Ph.D.	413,880,317	26,420,093	6,297,660	84,699,761
Elias A. Zerhouni, M.D.	414,360,287	26,147,182	6,090,601	84,699,761
Steven D. Rubin	409,265,433	31,259,959	6,072,678	84,699,761
Gary J. Nabel, M.D., Ph.D.	414,266,144	26,217,873	6,114,053	84,699,761
Richard M. Krasno, Ph.D.	433,053,909	12,897,229	646,932	84,699,761
Prem A. Lachman, M.D.	435,390,598	10,489,096	718,376	84,699,761
Roger J. Medel, M.D.	435,237,621	10,618,192	742,257	84,699,761
John A. Paganelli	415,788,107	29,404,640	1,405,323	84,699,761
Richard C. Pfenniger, Jr.	419,052,214	26,216,424	1,329,432	84,699,761
Alice Lin-Tsing Yu, M.D., Ph.D.	438,269,264	7,742,819	585,987	84,699,761

2. The stockholders voted to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of the Company’s Common Stock that the Company may issue from 1,000,000,000 shares to 1,250,000,000 shares as disclosed in the 2024 Proxy Statement for the Annual Meeting. The votes on the OPKO authorized share increase proposal were as follows:

For	Against	Abstain

492,393,778	37,918,739	985,314

3. The stockholders voted to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s 2024 Proxy Statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

431,121,613.12	13,954,192	1,522,264.675	84,699,761

4. The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

519,634,618	10,186,987	1,476,226	0

No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: March 29, 2024	Name:	Steven D. Rubin
	Title:	Executive Vice President-Administration